UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):     March 2, 2010


                          MONARCH SERVICES, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


   Maryland                         000-08512                52-1073628
----------------------------  ----------------------     ------------------
(State or other jurisdiction   (Commission file number)    (IRS Employer
of incorporation or organization)                        Identification No.)


              4517 Harford Road, Baltimore, Maryland 21214
      ------------------------------------------------------------
           (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code:  (410) 254-9200
    -------------------------------------------------------------------

                                  N/A
                                  ---
      (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.  Other Events.

On February 17, 2010, Monarch Services, Inc. filed an 8-K announcing that the Board of Directors of Monarch Services, Inc. (the "Registrant") had approved a one-time payment of $.62 per share on the outstanding shares of its common stock, payable on March 2, 2010 to common stockholders of record on February 16, 2010.

The following letter was mailed March 2, 2010 with the payment to each stockholder who was entitled to the one-time payment.


                            MONARCH SERVICES, INC.
                            4517 Harford Road
                            Baltimore, Maryland 21214


                                                            March 2, 2010

Dear Stockholder:

       I am pleased to inform you that the Board of Directors of Monarch Services, Inc. (the "Registrant") has approved a one-time payment of $.62 per share on the outstanding shares of its common stock, payable on March 2, 2010 to common stockholders of record on February 16, 2010.

       StockTrans, Inc. of Ardmore, Pennsylvania, Monarch's stock transfer company, will serve as Paying Agent for the payment of the dividend. Stock-holders receiving payments can call StockTrans, Inc. at 610-649-7300 or Monarch Services, Inc. at 410-254-9200 if they have questions concerning their payment.

     Portions of this letter contain "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, including those that include the words "anticipate", "estimate", "should", "expect", "believe", "intend", and similar expressions, are based on current expectations, estimates and projections of the Company, and they are not guarantees of future performance. Whether actual results will conform to the expectations and predictions is subject to known and unknown risks and uncertainties, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company's business or operations. These and other risks are discussed in detail in the periodic reports that the Company files with the Securities and Exchange Commission.

       As stated in the Forms 8-K previously filed, after the sale of its remaining assets and the payment of all liabilities, costs and expenses, and upon complying with all corporate and regulatory requirements, the Registrant intends to distribute any remaining cash to its stockholders.


                                            Sincerely,

                                            By: /s/ Jackson Y. Dott
                                            -----------------------
                                            Jackson Y. Dott,
                                            President


This report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as "anticipate", "estimate", "should", "expect", "believe", "intend", and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the control of the Company. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company's business or operations.


                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Monarch Services, Inc.


Date: March 2, 2010                      By: /s/. Jackson Y. Dott
                                         ------------------------
                                         Jackson Y. Dott
                                         President & CEO